UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2004

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant.

     On August 19, 2004, Ernst & Young LLP resigned as the registered public accounting firm of Wolverine Tube, Inc. (“Wolverine”).

     The reports of Ernst & Young LLP on Wolverine’s audited consolidated financial statements as of and for each of the years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with Ernst & Young LLP’s audits for the fiscal years ended December 31, 2003 and December 31, 2002, and during the subsequent interim period through July 4, 2004, Wolverine has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report on Wolverine’s consolidated financial statements for such periods. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     Wolverine provided Ernst & Young LLP with a copy of the foregoing disclosures made in this Item 4.01. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Ernst & Young LLP’s letter addressed to the Securities and Exchange Commission, dated August 23, 2004, stating its agreement with such disclosures.

     Also on August 19, 2004, Wolverine engaged KPMG LLP as its registered public accounting firm. Wolverine’s decision to engage KPMG LLP was approved by its audit committee and its board of directors. During the two most recent fiscal years and through July 4, 2004, Wolverine has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a proposed or completed specified transaction or the type of audit opinion that might be rendered on Wolverine’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable

(b) Pro forma financial information – Not Applicable

(c) Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 23, 2004
WOLVERINE TUBE, INC.
	By:	/s/ James E. Deason
James E. Deason
Executive Vice President, Chief Financial Officer, Secretary and Director

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP.